SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 22 2000
                                                        ----------------
       (December 18, 2000)
       ----------------

                            ICG COMMUNICATIONS, INC.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                  Delaware           1-11965         84-1342022
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        (State of Incorporation)   (Commission     (IRS Employer
                                   File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                            ICG HOLDINGS (CANADA) CO.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                Canada             1-11052       Not Applicable
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       (State of Incorporation) (Commission      (IRS Employer
                                File Number)     Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                               ICG HOLDINGS, INC.
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Colorado           33-96540             84-1158866
       -----------------------------------------------------------------
       (State of Incorporation) (Commission         (IRS Employer
                                File Number)        Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                                ICG FUNDING, LLC
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Delaware          333-40495          84-1434980
       -----------------------------------------------------------------
       (State of Incorporation) (Commission      (IRS Employer
                                File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

       Registrants' telephone numbers, including area codes (888)424
                                                            ---------
       1144 and (303) 414-5000
       ------------------------



       Item 5.   Other Events.
       ------    ---------------------------

     Effective  December 18, 2000, the NASDAQ National Stock Market delisted the
common  stock  of  ICG  Communications,   Inc.,  a  Delaware   corporation  (the
"Company"), due to the Company's filing for Chapter 11 bankruptcy protection.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


       Dated: December 22 2000.                ICG COMMUNICATIONS, INC.

                                               By:/s/Richard Fish
                                                  ----------------------
                                                  Richard Fish
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)

                                               ICG HOLDINGS (CANADA)  CO.

                                               By: /s/Richard Fish
                                                   ---------------------
                                                   Richard Fish
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

                                               ICG HOLDINGS,  INC.

                                               By: /s/Richard Fish
                                                   ---------------------
                                                   Richard Fish
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)


                                               ICG FUNDING, LLC

                                               By: ICG Communications, Inc.
                                                   Common Member and Manager

                                               By: /s/Richard Fish
                                                   ---------------------
                                                   Richard Fish
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)